Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED

SEARCH SERVICES AGREEMENT

This Search Services Agreement (the “Agreement”) is entered into effective as of March 28, 2003 (“the “Effective Date”) by and between Overture Services, Inc., a Delaware corporation (“Overture”) and The Gator Corporation (“Gator”), a Delaware corporation.

RECITALS

WHEREAS, Overture has developed certain technology and functionality for matching particular keyword requests with an index of certain web site URLs, for providing the results of that match via the Internet and then enabling users to link to a designated page for advertisers which comprise the results of such match;

WHEREAS, Gator provides certain permission-based marketing services and has developed certain technology and functionality in connection therewith;

WHEREAS, Overture and Gator desire to enter into a strategic arrangement whereby Overture will provide Gator with Overture results in connection with searches conducted on Gator’s Web site and in connection with Internet activities of Gator users; and

WHEREAS, the parties will share revenue generated by such Overture results, all as provided for in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and for good and valuable consideration, the parties agree as follows:

AGREEMENT

1. Agreement. This Agreement comprises this document, the attached Exhibits, and the attached Terms and Conditions, all of which are incorporated herein in their entirety. In the event of a conflict, this document prevails over the Terms and Conditions. Unless defined herein, capitalized terms have the meanings set forth in Exhibit A attached hereto.

2. Overture Responsibilities - Provision of Overture Results. After receiving a Searchscout Query or a Pop Under Query from Gator matching a Commercial Term, Overture shall deliver, subject to reasonable routine downtime of Overture’s systems: (i) all Overture Results available, (ii) if, less than [***] Overture Results are available, Overture shall provide as many Supplemental Results as necessary to provide [***] Results (Overture Results plus Supplemental Results), and (iii) if no Overture Results are available, then Overture may respond that no results are being delivered for such query. Overture shall provide Gator a means to distinguish any and all Results provided by Overture as either Overture Results or Supplemental Results. Overture may redirect a URL in the process of transferring a User to a site identified within an Overture Result.

3. Overture’s Payment Obligations.

3.1 Payments. Overture shall pay Gator [***] percent ([***]%) of Gross Revenue resulting from Searchscout Queries and Pop Under Queries; provided that, during the third year of this Agreement, Gator’s percentage share of such Gross Revenue shall [***] (i) [***] percent ([***]%) or (ii) Overture’s [***] for the [***]. In no event, however, shall Gator’s percentage share of such Gross Revenue for the third year exceed [***] percent ([***]%).

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.2 Payment Mechanics.

(a) Timing; Reporting. Overture shall pay Gator the amounts set forth in Section 3.1 above, excluding any taxes Overture may be required by law to withhold or to pay (other than taxes on Overture’s income) and less any Prepayments made in accordance with Section 3.2(b) below, within [***] after the end of each month in which such amounts were incurred. In connection with any such payment, Overture shall provide reporting to Gator describing the basis for the amounts paid. Overture will retain all revenue derived from the Overture Services and Overture Results, except as specifically set forth in this Agreement. Payments shall be made in U.S. Dollars.

(b) Prepayments. Within the [***] of each month during the Term, Overture shall make a prepayment to Gator of the amounts incurred during such month (a “Prepayment”). Each Prepayment shall equal [***]%[***] Until such time as payments are made to Gator under this Agreement, Prepayments shall be based on payments made by Overture to Gator pursuant to that certain letter agreement between the parties dated January 17, 2003. In the event that a Prepayment exceeds the amounts actually payable during the applicable month, any excess Prepayment shall be credited against future payments due hereunder; provided that Gator shall immediately refund to Overture any excess Prepayments outstanding as of the end of the Term.

4. Gator Responsibilities.

4.1 Searchscout.

(a) Search Queries. Gator shall enable Users of the Searchscout Site to initiate Searchscout Queries. Each month during the Term, Gator shall immediately send to Overture all Searchscout Queries, subject to reasonable routine downtime of Gator’s systems.

(b) Placement of Search Boxes. Gator shall display Search Boxes on top of the home page for the Searchscout Site and on the top of all Results Pages and shall additionally display Search Boxes on the bottom of all Results Pages. All Search Boxes shall be displayed in at least as prominent position as displayed by Gator on the Searchscout Site as of the Effective Date. All additional placements of such Search Boxes must be approved in advance by Overture in writing.

(i) Search Box Appearance. Gator shall maintain the size, the functionality and the “look and feel” of the Search Boxes currently on the Searchscout Site, as depicted in the mock-ups attached as Exhibit B hereto; provided, however, that the parties may mutually agree to change such Search Boxes as the parties deem appropriate.

(ii) Restricted Access. Gator shall not enable a User of the Searchscout Site to conduct any type of search other than through a Search Box or Related Search Terms.

(c) Display of Results; Adherence to Mock-Ups. In response to each Searchscout Query delivered to Overture in accordance with Section 4.1(a) above, Gator shall display the Results in a Results Page appearing within the Searchscout Site. Gator shall display first the Overture Results in the order identified by Overture, followed by any Supplemental Results supplied by Overture in the order identified by Overture. Except as otherwise specified by prior written agreement of the parties, all aspects of the Results Page, and the display of the Overture Results therein, including but not limited to left and right margins, text size, color, font, headings, shading/background, spacing, blank areas, content categories, placements on the page (both top and bottom and left to right) and all other aspects of “look and feel,” must be displayed as depicted in the mock-ups attached hereto as Exhibit C, other than Related Search Terms which may be displayed in the right margin of the Results Page as mutually agreed upon by the parties; provided, however, that the parties may mutually agree to change the Results Page, and the display of the Overture Results therein, as the parties deem appropriate.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.2 Pop Under Searches.

(a) Pop Under Queries. Subject to Section 6 below, Gator shall enable Users to initiate Pop Under Queries. Each month during the Term, Gator shall immediately send to Overture (subject to reasonable routine downtime of Gator’s systems) all Pop Under Queries initiated by Users utilizing any of the top [***] ([***]) search engines as mutually agreed upon by both parties to this Agreement (but subject to the restrictions of Section 3.2(g) of the Terms and Conditions), or based on such other properties mutually agreed upon by both parties to this Agreement. Without limiting the foregoing and unless otherwise determined by the mutual agreement of the parties, Gator shall not send to Overture Pop Under Queries generated by a specific, individual User more frequently than every [***].

(b) Display of Results; Adherence to Mock-Ups. In response to each Pop Under Query delivered to Overture in accordance with Section 4.2(a) above, Gator shall display the Results in a Results Page appearing within a Pop Under Window. Gator shall not serve any additional advertising or other content in response to any such Pop Under Query. Gator shall display first the Overture Results in the order identified by Overture, followed by any Supplemental Results supplied by Overture in the order identified by Overture. Except as otherwise specified by prior written agreement of the parties, all aspects of the Results Page, and the display of the Overture Results therein, including but not limited to left and right margins, text size, color, font, headings, shading/background, spacing, blank areas, content categories, placements on the page (both top and bottom and left to right) and all other aspects of “look and feel” must be displayed as depicted in the mock-ups attached hereto as Exhibit D, other than Related Search Terms which may be displayed in the right margin of the Results Page as mutually agreed upon by the parties; provided, however, that the parties may mutually agree to change the Results Page, and the display of the Overture Results therein, as the parties deem appropriate.

4.3 Identifying Language; Informational Links. Gator shall include prominently in each Pop Under Window the following language: “THIS AD IS BROUGHT TO YOU BY GAIN ADVERTISING SOFTWARE. IT IS NOT SPONSORED OR DISPLAYED BY OR ON BEHALF OF THE WEB SITE YOU WERE VIEWING.” Alternatively, Gator may replace “This ad” with “Search Scout” in the foregoing required sentence. Gator shall display the foregoing language in a size and manner as Overture may reasonably request from time to time. Gator shall also include prominently in each Pop Under Window, an “about” link providing information regarding the Results. The content and appearance of the link and the information linked thereto shall be subject to the mutual agreement of the parties. Upon a request by one party, the language may be revised as mutually agreed upon by the parties.

4.4 Other Gator Obligations.

(a) Placement of Search Boxes. Gator shall display Search Boxes on the top and on the bottom of all Results Pages displayed in Pop Under Windows. Gator shall maintain the size, the functionality and the “look and feel” of such Search Boxes as specified in the mock-ups attached as Exhibits C and D hereto. Gator covenants that such Search Boxes shall not have any additional functionality that either (i) allows a User to search for related searches or (ii) suggests other searches.

(b) Restricted Access. Gator shall not enable a User to conduct a search other than through a Search Box or Related Search Terms.

(c) Tracking Solution for Search Queries. Gator will include source-identifying “tags,” search URLs or other source feed indicators provided by Overture (the “Tags”) for (i) each unique source of Searchscout Queries or Pop Under Queries including but not limited to the “next” button; and (ii) identifying any search service testing performed by Gator related to the Overture Results. Further, Gator will send Overture at the time of any such query for the purpose of identifying automated or otherwise invalid search traffic the following information: an anonymous but consistent User ID (if such user is ascribed a User ID by Gator) together with information identifying the Web site from which such query was originated and such other information as Overture may reasonably request from time to time provided that Gator’s compliance with such request is not in conflict with Gator’s contractual obligations.

(d) Minimizing Bot Traffic. Gator will work with Overture to minimize such automated or otherwise invalid search traffic generated by bots, metaspiders, macro programs, or any other automated means.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(e) All Searchscout and Pop Under Queries. Except as set forth in Section 4.2(a), Pop Under Queries, and Section 6, Overture’s [***] and Gator’s [***], Gator shall send to Overture, subject to reasonable routine downtime of Gator’s systems, all Searchscout Queries and Pop Under Queries resulting from Gator Services.

(f) No Other Search Queries. Unless otherwise agreed in writing by the parties, Gator shall not send to Overture any queries other than Searchscout Queries or Pop Under Queries.

4.5 Exact Transmission. Gator shall not modify or otherwise alter the Search Query (e.g., the Search Query entered into a third party Web site shall be the same query sent to Overture for the Pop Under Query).

4.6 Other Specifications. Gator shall display Overture Results with Overture’s full title and description, as well as with the full URL of the web page associated with each Overture Result. Gator shall not modify any aspect of the Overture Results (including the data contained therein).

4.7 Blocked Content. Gator will not sell or display advertising units (including but not limited to pop-up windows) that are intentionally programmed to be displayed as the active window on the User’s computer screen which blocks any portion of a User’s view of the Overture Results.

4.8 Transmission of Certain Foreign Searches. Gator shall not display a Results Page to a User if the search results page displayed by the search engine to which the search was directed by the User is both: (a) a search results page that is typically displayed by that search engine to foreign (i.e. non-U.S.) Users, and (b) where the Web address for such search results page is capable of being programmatically identified by recognizing a text string within the Web address of such search results page (e.g. the text string “fr.search.searchengine.com” in the following Web address: http://fr.search.searchengine.com/search/fr?p=jeux).

4.9 Foreign Language Software Bundled with Gator Software. Gator shall not transmit Pop Under Search Queries to Overture that are initiated by Users who became Users as a result of having downloaded Gator software bundled with (a) a foreign language (i.e. non-English) version of a software program or (b) a software program that is knowingly promoted or distributed through a foreign language Web site.

5. Performance-Based Termination Rights.

5.1 Decline in PPC. In the event that the Gator PPC declines below [***] for a period of [***] ([***]) successive [***], [***] shall have the right to terminate this Agreement on [***] prior written notice. Notwithstanding the foregoing, [***] shall have the right to prevent termination on that basis following the receipt of notice thereof by calculating and [***] on the basis of an average price per click of [***] and giving notice to [***] (within five (5) days following receipt of [***] notice) that it intends to exercise such right to prevent [***] termination; provided, however, that if the Gator PPC during any subsequent [***] rises above [***], [***] shall pay [***] appropriate revenue share under Section 3.1, Payments.

5.2 Decline in Advertiser Base. In the event that the number of Advertisers falls below [***] and Gator CTR decreases by more than [***] percent ([***]%) from the Gator CTR as of the Effective Date, [***] shall have the right to terminate this Agreement on [***] prior written notice.

5.3 Below Average Conversion Rate. For any month in which the Advertiser conversion rate from Overture Results displayed by Gator (the “Gator Conversion Rate”) is [***] percent ([***]%) or more below the average conversion rate for all Overture Network Partners tracked by Overture (the “Overall Conversion Rate”), Overture shall provide Gator with a written statement (a “Conversion Statement”) setting forth the percentage difference between the Gator Conversion Rate and the Overall Conversion Rate. In the event that the Gator Conversion Rate falls [***] percent ([***]%) or more below the Overall Conversion Rate, then Gator shall have a [***] ([***])[***] period in which to cure by raising the Gator Conversion Rate to a rate less than [***] percent ([***]%) below the Overall Conversion Rate. In the event that Gator fails to cure within such [***] period, or in the event that in any [***] following such cure, the Gator Conversion Rate again falls to [***] percent ([***]%) or more below the Overall Conversion Rate, Overture shall have the right to terminate this Agreement immediately.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Notwithstanding the foregoing, Overture shall have no right to terminate this Agreement, if, during the one-month period prior to the termination right, Overture has failed to provide Gator with (i) a Conversion Statement on or about both the first day of such month and (ii) a Conversion Statement on or about the fifteenth day of such month reflecting a Gator Conversion Rate [***] percent ([***]%) or more below the Overall Conversion Rate (e.g., for Overture to have a termination right starting on March 1, Overture has to provide (i) a Conversion Statement on or about February 1st and (ii) a Conversion Statement on or about February 15th showing a Gator Conversion Rate [***] percent ([***]%) or more below the Overall Conversion Rate). Each Conversion Statement provided hereunder shall be treated as Overture’s Confidential Information under Section 5 of the Terms and Conditions, Confidentiality.

6. Overture’s [***] and Gator’s [***] Right.

6.1 [***]. Overture may instruct Gator in writing (each, a “[***]”) not to send to Overture Pop Under Queries as a result of Users performing Search Queries from Web pages operated by [***] (each, an [***]). Each [***] shall specify a date upon which Gator shall [***] as a result of Users performing Search Queries from Web pages operated by one or more [***] (the “[***]”). On the [***], Gator shall [***] (but in no event longer that [***] hours for [***]% of such Pop Under Queries and [***] ([***]) days for [***]% of such Pop Under Queries) cease sending to Overture Pop Under Queries initiated by Users from Web pages operated [***] and shall [***] Results Pages in response to all such Pop Under Queries. Commencing upon Gator’s compliance with such [***] and subject to Sections 6.2 and 6.3 below, Overture, in accordance with Section 6.4, Payment, shall pay Gator, for each day through the end of the Term, an amount equal to [***] generated from Pop Under Queries as a result of Users conducting Search Queries from such [***] Web page(s) during the [***] preceding the [***] (or, if less than [***] ([***])[***] has passed since the execution of this Agreement, an amount equal to [***] for all days during which this Agreement has been in effect prior to such [***]) (the “[***]”). If Gator does anything unusual to increase the [***] during such [***] day period, or if Overture does anything unusual to decrease the [***] during such [***]-day period, then the parties shall work together to determine a fair [***]. Prior to the [***], Overture shall pay Gator for the Pop Under Queries being [***] of pursuant to Section 3.1 of this Agreement.

6.2 [***]

6.3 Mitigation. The parties shall work together to minimize any loss of revenue associated with a [***] as follows: (I) Overture shall have the right to subcontract with one or more third parties for the provision of search results in response to Pop Under Queries from the affected [***] Web site(s). (II) Alternatively, Overture may require Gator, on commercially reasonable terms, to contract directly with such third party to obtain such results. Any proposed agreement with a third party containing substantially similar terms to this Agreement shall be deemed “commercially reasonable” within the meaning of the preceding sentence; provided, however, that if there is any particular provision that Gator in its sole discretion exercised in good faith cannot agree to because of the particular third party involved, then Gator shall not have to agree to such provision even if such provision is the same as the provision in this Agreement. Gator must promptly provide its rationale to Overture and must accept a reasonable compromise offered by Overture or such third party. (III) In the event that neither of the foregoing options is feasible or at Overture’s option, Gator shall use commercially reasonable efforts to resell the right to provide search results in response to Pop Under Queries from the affected [***] Web site(s). Gator shall report to Overture on a monthly basis the amounts of any revenue generated by Gator under (II) or (III) above and such revenue shall offset, dollar for dollar, any payments to be made by Overture under Section 6.1, above.

6.4 Payment. Payments made by Overture pursuant to Section 6.1 above shall be reported and paid concurrently with payments made under Section 3.2(a) above.

7. Additional Termination Rights. In the event that a court of competent jurisdiction enters a final, binding judgment that prevents either party from carrying out its respective obligations under this Agreement, this Agreement shall terminate. Either party may terminate this Agreement if (i) at [***] ([***]) separate [***] are [***] asserting [***] in a [***] and [***] determines in [***] that [***] materially impair its business; or (ii) a court of competent jurisdiction enters a final judgment against [***] that [***] determines in [***] materially impairs the value of this Agreement. Each party shall provide the other party with prompt written notice [***] under this

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section 7. Neither the provision of notice under the preceding sentence, nor the failure to provide such notice, shall prejudice a Party’s right to seek indemnification under Section 6 of the Terms and Conditions, Indemnification.

8. Change of Control.

8.1 Term of Agreement. In the event of a Change of Control of Gator or Overture, this Agreement shall continue through the end of the Term; provided that, if such a Change of Control occurs during the last six months of the Term, the other party may elect to extend this Agreement by six (6) months from the date of such Change of Control. In the event of a Change of Control of Overture, the right to issue a Stop Payment Notice to Gator as described in Section 6.2 above shall no longer apply. The term “Change of Control” means, with respect to either party, the public announcement of (or consummation of the transaction if not previously announced) any transaction (including, without limitation, a merger, consolidation, sale of stock or sale of assets, but excluding any assignment as security for indebtedness) after which any person (or group of persons acting in concert) other than the previously existing shareholders of such party would own in excess of 50% of the voting stock of the applicable party (or the person into which such party would have been merged or consolidated) and would have the right to elect a majority of the members of the board of directors or would acquire all or substantially all of the consolidated assets of such entity.

8.2 Termination Prior to Change in Control. If either party terminates any or all of this Agreement, including by one or more [***], (but excluding termination due to a breach by the other party and other than a termination pursuant to Sections 5 or 7 above), and within ninety (90) days after such termination the terminating party is subject to a Change of Control, the terminating party must pay the other party an amount equal to the [***] revenue earned under this Agreement by such party (as to the terminated portion of the Agreement, if less than the whole Agreement is terminated or, if the entire Agreement is terminated, then the entire amount of the non-terminating party’s share of revenue earned or due under this Agreement by such party) for the longer of [***] ([***])[***] or the remainder of the Term. This payment obligation is subject to the mitigation provision of Section 6.3, Mitigation.

9. Exclusivity.

9.1 Restricted Search Results. Except as expressly permitted under Section 6.2, [***], and Section 9.2, Permitted Display, Gator shall not display, or link to, any Restricted Search Results. Gator acknowledges and agrees that any violation, or any threatened violation, of this Section 9.1 will cause Overture to suffer irreparable harm for which there is no adequate remedy at law, entitling Overture to injunctive relief, in addition to all other available legal remedies, to restrain any such violation, threatened or actual, without proof of irreparable injury and without the necessity of posting bond even if otherwise normally required. Overture acknowledges and agrees that any violation, or any threatened violation, of Section 9.3, Specific Exclusivity, will cause Gator to suffer irreparable harm for which there is no adequate remedy at law, entitling Gator to injunctive relief, in addition to all other available legal remedies, to restrain any such violation, threatened or actual, without proof of irreparable injury and without the necessity of posting bond even if otherwise normally required.

9.2 Permitted Display. Gator shall have the right to display [***] from [***] alternative [***] providers ([***]) below the first [***] ([***]) Overture Results on the Results Page; provided, however, if Overture provides less than [***] ([***]) Overture Results in response to any Pop Under Query or Searchscout Query, then Gator may display [***] from [***] ([***]) below the last Overture Result provided in response to such query. No [***] from any provider other than Overture may appear above or to the left or right of the first [***] ([***]) Results displayed on a Searchscout Results Page; provided, however, that Related Search Terms may be displayed in accordance with Section 4, above.

9.3 Specific [***]. During the Term (but not during any extension or renewal thereof unless expressly agreed by the parties in writing), Overture will not enter into an agreement (written or otherwise) with [***] pertaining to the display of [***] provided by Overture. Gator understands that Overture has, and in the future may have, agreements that allow third parties (i.e., some [***]) to syndicate [***] and any such syndication shall not violate this Agreement and this clause shall in no manner be deemed an inducement for Overture to breach or cease performance of any agreement or otherwise interfere with any business relationship. If Gator enters into an

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

agreement for the display of [***] results (or other content) in connection with Gator’s users’ web activities, then the provisions of this Section 9.3 shall no longer apply.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“Gator”		“OVERTURE”

The Gator Corporation, a Delaware corporation		Overture Services, Inc., a Delaware corporation

By:	/s/ Jeff McFadden	By:	/s/ Ted Meisel

Name:	Jeff McFadden	Name:	Ted Meisel
Title:	CEO	Title:	President and CEO

Exhibits:
Exhibit A -	Definitions
Exhibit B -	Searchscout Mock-Up
Exhibit C -	Searchscout Results Page Mock-Up
Exhibit D -	Pop Under Mock-Up

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TERMS AND CONDITIONS OF AGREEMENT

1. DEFINITIONS. All capitalized terms not otherwise defined in these Terms and Conditions are defined in Exhibit A of the Agreement.

2. GRANT OF LICENSE.

2.1 License. Subject to the terms and conditions of this Agreement, Overture grants to Gator a limited, non-exclusive, non-assignable, non-transferable, non-sub-licensable (unless explicitly provided for under this Agreement) license during the Term to use and display the Licensed Materials as provided by Overture to Gator on the Searchscout Site and as otherwise specifically authorized or described in this Agreement.

2.2 Conditions of License. The Licensed Materials must be reproduced and displayed in the size, place, and manner indicated in this Agreement, and only in compliance with Overture’s Usage Guidelines, attached hereto as Schedule 1, as modified from time to time by Overture in its sole discretion.

2.3 Ownership of Licensed Materials. Gator acknowledges that all right, title and interest in and to the Licensed Materials is exclusively owned by Overture and/or its licensors, and that no right, title or interest other than the limited license granted herein is provided to Gator. Gator shall not assert copyright, trademark or other intellectual property ownership or other proprietary rights in the Licensed Materials, the Overture Services or in any element, derivation, adaptation, variation or name thereof. Gator shall not contest the validity of, or, as between Overture and Gator, Overture’s ownership of, any of the Licensed Materials or the Overture Services. During the Term, Gator shall not, in any jurisdiction, adopt, use, or register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any Overture Marks, or any word, symbol or device, or any combination confusingly similar to any of the Overture Marks.

2.4 Ownership of Goodwill. Gator agrees that its use and display of the Licensed Materials inures to the benefit of Overture. All goodwill or reputation in the Licensed Materials automatically vests in Overture when the Licensed Materials are used by Gator pursuant to this Agreement.

2.5 Ownership of Overture Services. Gator acknowledges and agrees that, as between the parties, Overture owns all right, title and interest in and to the Overture Services and the Overture Results, whether or not such items are included in the Licensed Materials.

2.6 Caching Licensed Material. Gator shall not cache any Overture Results or any other Licensed Material.

3. ADDITIONAL GATOR RESPONSIBILITIES.

3.1 The Gator Services: Gator agrees that it is solely responsible for the development, maintenance and operation of the Gator Services and for all materials and content that appear in connection with the Gator Services or on the Searchscout Site. Gator shall not offer its Users incentives of any kind to use any of the Overture Services. Upon a User clicking on an Overture Result, the URL will send the User directly to Overture and Overture shall use commercially reasonable efforts to send the User to the Advertiser’s Web page.

3.2 Wrongful Acts: Overture Results may only be provided to Users as set forth in the Agreement. Without limiting the generality of the foregoing, Gator shall not provide Overture Results to any Users, nor direct Users to any Web page containing Overture Results, by means of any computer or browser functionality or by means of any Web page not specified in this Agreement. Gator shall not allow any of the following to occur: (a) misleading links in which a User is persuaded to perform a search in order to obtain some other benefit, (b) hyper-linked words, unless specifically approved by Overture, (c) searches from or after 404 or other error messages, (d) searches required of the User in order for the User to do another function, such as leaving a Web page or closing a pop-up window, (e) searches performed upon a User hitting the back button or any other element of the browser, (f) searches from Users who were on adults sites, unless such Users actively typed in the URL for the Searchscout Site or are properly using Gator Services while on such sites, all as approved by Overture, (g) searches originating from Web sites containing a top level domain other than “.com”, and (h) the syndication or delivery of Search Box or Overture Results to any site or application or third party not approved in advance in writing by Overture. If Gator violates any provision of this Section and such violation remains uncured for more than two (2) business days after receipt of notice of such violation, then Overture may terminate this Agreement immediately upon notice to Gator.

3.3 Comments Disparaging Overture Results. Under no circumstances shall Gator disparage Overture or the Overture Results on any pages of the Searchscout Site that include Overture Results nor shall Gator incorporate into any such pages any words (or

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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symbols) that specifically indicate that the Overture Results are inferior in any way to other content or search results or that any other content or search results are better in any way than the Overture Results.

4. REPRESENTATIONS AND WARRANTIES.

4.1 Overture Warranties. Overture represents and warrants that it has full power and authority to enter into this Agreement. Overture does not warrant that the Licensed Materials or Overture Services will meet all of Gator’s requirements or that performance of the Licensed Materials or Overture Services will be uninterrupted or error-free.

4.2 Gator Warranties. Gator represents and warrants that: (i) it has full power and authority to enter into this Agreement, (ii) the tax identification number set forth on the top of page 1 to this Agreement is Gator’s correct federal tax identification number and (iii) as of the Effective Date, it has the ability to fulfill its obligations under this Agreement, including but not limited to under Section 6.1, [***].

4.3 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY CONTENT PROVIDED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY THIRD PARTY SITES THAT CAN BE LINKED TO OR FROM SUCH PARTY’S WEB SITE. NEITHER PARTY NOR SUCH PARTY’S LICENSORS MAKE ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

5. CONFIDENTIALITY.

5.1 Definition. “Confidential Information” means any information disclosed by either party to the other party during the Term (and any renewal terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation. All of the terms of this Agreement shall be deemed “Confidential.” Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure and confirmed in writing as being Confidential Information within 20 days after the initial disclosure. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party from a source other than the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.

5.2 Restrictions. The receiving party agrees (i) not to disclose any Confidential Information of the disclosing party to any third parties, (ii) not to use any such Confidential Information for any purposes except to carry out its rights and responsibilities under this Agreement and (iii) to keep such Confidential Information confidential using the same degree of care the receiving party uses to protect its own Confidential Information, as long as it uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is required by a government agency (such as the SEC), through its rules and regulations or otherwise, to disclose, Confidential Information of the other party, then the receiving party (a) shall not disclose such Confidential Information without the prior written approval of the disclosing party, which approval shall not unreasonably be withheld or delayed and shall be deemed given if a response is not provided within five (5) days of a request thereof; (b) shall promptly notify the disclosing party of such requirement using all reasonable efforts to provide such notification no less than ten (10) days prior to the date of any required disclosure; and (c) shall reasonably cooperate to seek confidential treatment or to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. All obligations under this Section 5.2 shall survive for 3 years after termination of the Agreement.

6. INDEMNIFICATION.

6.1 Overture Indemnification. Overture, at its own expense, shall indemnify, defend, and hold harmless Gator and its directors, officers, trustees, shareholders, employees, independent contractors, subsidiaries, agents, successors and assigns from and against any and all losses, costs, liabilities, judgments, damages and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or relating to any third party claim, action, investigation, proceeding or suit, whether threatened or asserted (collectively, a “Claim”) that alleges facts that (i) would constitute a breach of any warranty, representation, or covenant made by Overture under this Agreement or are related to Overture’s breach of a material obligation under this Agreement, (ii)

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Overture’s technology infringes or violates any patents, copyrights, trade secrets, licenses, or other property, contract, personal or proprietary rights of any third party; or (iii) Overture Results provided hereunder violate any state or federal statute or infringe the rights of any third party, if such Claim could have been asserted against Overture had the Overture Result appeared on Overture’s own site. Overture shall have no obligation to indemnify Gator in the event that any Claim under subsection (iii) is based on the fact of the appearance of an Overture Result in a Pop Under Window or the Searchscout Site and nothing contained in this Section 6.1 shall be deemed to relieve or diminish Gator’s obligation to indemnify Overture under Section 6.2 of these Terms and Conditions.

6.2 Gator Indemnification. Gator, at its own expense, shall indemnify, defend, and hold harmless Overture (including without limitation payments that Overture makes to its Advertisers when it is not legally obligated to do so ), its Affiliates and Advertisers, and each of their respective directors, officers, trustees, shareholders, employees, independent contractors, subsidiaries, agents, successors and assigns from and against any and all losses, costs, liabilities, judgments, damages and expenses, including without limitation reasonable attorneys’ fees and expenses arising out of or relating to any Claim (i) that alleges facts that would constitute a breach of any warranty, representation or covenant made by Gator under this Agreement or are related to Gator’s breach of a material obligation under this Agreement; or (ii) arising from or related to any aspect of the Gator Services , including any Claims that the Gator Services (a) infringe or violate any patents, copyrights, trade secrets, licenses, or other property, contract, personal or proprietary rights of any third party; (b) violate any person’s right to privacy, (c) cause likelihood of confusion in the market, (d) violate any state or federal statute, (e) violate any published policies of a third party, (f) constitute conversion or trespass to chattels, (g) cause personal injury or property damage, (h) constitute fraud, negligent or intentional misrepresentation or (i) tortiously disparage or tortiously harm another person’s business activities or reputation.

6.3 Indemnification Procedures. A party (an “Indemnified Party”) seeking indemnification for any Claim under Section 6.1 or Section of these Terms and Conditions, as applicable (an “Indemnified Claim”), shall promptly notify the other party (the “Indemnifying Party”) in writing of such Indemnified Claim (provided, however, that failure to do so shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent of any material prejudice to the Indemnifying Party as a direct result of such failure) and shall promptly tender the control of the defense and settlement of any such claim to the Indemnifying Party (at the Indemnifying Party’s expense and with Indemnifying Party’s choice of counsel). The Indemnified Party shall provide reasonable cooperation with the Indemnifying Party (at the Indemnifying Party’s request and expense) in defending or settling such Indemnified Claim, including but not limited to providing any information or materials necessary for the Indemnifying Party to perform the foregoing. The Indemnifying Party will not enter into any settlement or compromise of any Indemnified Claim that may adversely affect the Indemnified Party without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld.

7. LIMITATION OF LIABILITY.

7.1 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), EQUITY, OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES) ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.2 LIMIT ON DIRECT DAMAGES. IN NO EVENT SHALL GATOR’S TOTAL AGGREGATE LIABILITY TO OVERTURE UNDER THIS AGREEMENT EXCEED THE GREATER OF (I) ALL AMOUNTS PAID OR PAYABLE TO GATOR UNDER THIS AGREEMENT IN THE PREVIOUS [***] ([***])[***] OR (II) [***] DOLLARS ($[***]) OR (III) IN THE EVENT OF AN UNCURED BREACH OF SECTION 8.2, TERMINATION PRIOR TO CHANGE IN CONTROL, ALL AMOUNTS PAYABLE TO OVERTURE THEREUNDER. IN NO EVENT SHALL OVERTURE’S TOTAL AGGREGATE LIABILITY TO GATOR UNDER THIS AGREEMENT EXCEED THE GREATER OF (I) ALL AMOUNTS THEN OWING TO GATOR UNDER THIS AGREEMENT, (II) [***] DOLLARS ($[***]) OR (III) IN THE EVENT OF AN UNCURED BREACH OF SECTION 6.2, [***], OR SECTION 8.2, TERMINATION PRIOR TO CHANGE IN CONTROL, ALL AMOUNTS PAYABLE TO GATOR UNDER SUCH SECTION.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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7.3 EXCEPTIONS TO LIMITATIONS OF LIABILITY. THE LIMITATIONS OF LIABILITY IN SECTION 7.1 AND 7.2 OF THESE TERMS AND CONDITIONS SHALL NOT APPLY TO (I) GATOR’S BREACH OF SECTION 6.1, [***] (II) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, (III) A BREACH BY A PARTY OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR ITS OBLIGATIONS UNDER SECTION 9.2 OF THESE TERMS AND CONDITIONS (PRESS RELEASE), (IV) A PARTY’S BREACH OF SECTION 9, EXCLUSIVITY, AND (V) A PARTY’S WILLFUL MISCONDUCT OR KNOWING, WILLFUL AND INTENTIONAL BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT (WHICH BREACH REMAINS UNCURED AFTER NOTICE THEREOF FOR THIRTY DAYS OR SUCH SHORTER CURE PERIOD AS MAY BE PROVIDED UNDER THIS AGREEMENT).

8. TERM.

8.1 Term. This Agreement is effective as of the Effective Date and shall continue in force for the Term.

8.2 Termination For Breach or Insolvency. Except for shorter cure periods as explicitly provided for in this Agreement, if either party breaches any covenant, representation and/or warranty of this Agreement and such breaching party does not cure such breach within thirty (30) days of written notice by the non-breaching party of such breach, then the non-breaching party may terminate the Agreement upon written notice to the breaching party after failure to cure within those thirty (30) days. Notwithstanding the foregoing, (i) any display by Gator of a Results Page or Overture Results in any type of advertising vehicle other than a pop under window (i.e., an inactive window displayed beneath the active window that is displayed to, or viewed by, a User) shall be deemed a material breach giving rise to a termination right hereunder if not cured by Gator within one business day of receipt of written notice thereof and (ii) any breach by Gator of Section 4.2 of this Agreement, Pop Under Searches, shall be deemed a material breach giving rise to a termination right hereunder if not cured by Gator within one week of receipt of written notice thereof. In addition, either party may suspend performance and/or terminate this Agreement if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof.

8.3 Effect of Termination or Expiration. Upon the termination or expiration of this Agreement for any reason (i) all license rights granted herein shall terminate immediately, and (ii) Gator shall immediately cease use of the Licensed Materials. Sections 2.3, 2.4, 2.5, 5, 6, 7 and 8 of these Terms and Conditions shall survive expiration or earlier termination of this Agreement. If this Agreement terminates for any reason, in whole or in part, prior to the date that Gator has fully earned any prepayments, then Gator shall immediately refund to Overture (without limiting any other rights or remedies the parties might have) the entire amount of the prepayments made by Overture which have not been fully earned by Gator.

9. MISCELLANEOUS.

9.1 Notice. Any notice required for or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report, (iv) by certified or registered mail, return receipt requested, upon verification of receipt; or (v) by the same day, when delivered by email. All notices must be sent to Gator at the address first described above or to Overture at 74 North Pasadena Avenue, Pasadena, California 91103, Attn: Vice President Business Affairs, or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section.

9.2 Press Release. Neither party shall issue any press release unless such press release has been mutually agreed upon by both parties. Excluding disclosures that may be required by law, neither party shall disclose any other terms of this Agreement to any medium without the prior approval of the other party. Notwithstanding the foregoing, (i) Overture shall have the right to notify its advertisers and potential advertisers of the general nature of this transaction (including the quality of the traffic from Gator and Overture’s estimate of the increase in traffic) in order to encourage Overture’s Advertisers to increase their spending with Overture and to encourage potential advertisers to advertise with Overture, and (ii) both parties shall be entitled to provide additional disclosures containing any and all information contained in any previously agreed upon press release. When determining whether a disclosure is “required by law” both parties may rely on their legal counsels’ advice on such matters.

9.3 Specific Disclosures. Notwithstanding anything contained in this Agreement to the contrary, Overture shall be entitled to disclose: (1) the implementation

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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and display provisions contained in the Agreement, (2) reasons why Overture Results may not be displayed in response to certain queries, (3) the type (and methodology) of searches conducted under the Agreement, (4) the duration of the Agreement, and (5) general terms of the Agreement for the purpose of describing the nature of the relationship hereunder (but excluding specific business terms of the Agreement such as revenue or revenue share information).

9.4 Assignment, Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Notwithstanding the foregoing, neither Overture nor Gator may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other; provided, however that this Agreement shall, without the prior written consent of the other party, automatically be assigned to, and inure to the benefit of, any entity that succeeds to all or substantially all of the assets and liabilities of such party.

9.5 No Third Party Beneficiaries. All rights and obligations of the parties hereunder are personal to them. This Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

9.6 Governing Law. This Agreement will be governed and construed, to the extent applicable, in accordance with United States law, and otherwise, in accordance with California law, without regard to conflict of law principles. Except for requests for injunctive relief, any dispute or claim arising out of or in connection with this Agreement shall be finally settled by binding arbitration in Los Angeles County, California under the Commercial Rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

9.7 Independent Contractors. The parties are independent contractors. This Agreement shall not be construed to create a joint venture or partnership between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

9.8 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations (except for the payment of money) on account of strikes, shortages, riots, insurrection, terrorism, fires, flood, storm, explosions, earthquakes, Internet outages, acts of God, war, governmental action, or any other cause that is beyond the reasonable control of such party.

9.9 Compliance with Law. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement.

9.10 Entire Agreement. This Agreement (including the Agreement, these Terms and Conditions and all exhibits, riders and mock ups attached thereto) constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any other prior or collateral agreements (including without limitation, any warranties) with respect to the subject matter hereof. Any amendments to this Agreement must be in writing and executed by an officer of the parties. Nothing in this Agreement shall impair or affect how Overture operates its business. Overture shall be entitled to make any and all changes to its business as it deems appropriate, including but not limited to terminating products, without incurring any liability to Gator.

9.11 Fax Signature Counterparts. This Agreement may be entered into by each party in separate counterparts and shall constitute one fully executed Agreement upon execution by both Gator and Overture. Any signature page delivered by fax machine shall be binding to the same extent as an original signature page.

9.12 Severability. If any provision of this Agreement is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Agreement, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect.

9.13 Waiver. The terms or covenants of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

9.14 Section Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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SCHEDULE 1

OVERTURE USAGE GUIDELINES

1.	Gator may use the Licensed Materials solely for the purpose authorized herein by Overture and only in compliance with the specifications, directions, information and standards supplied by Overture and modified by Overture upon notice to Gator from time to time.

2.	Gator agrees to comply with any requirements established by Overture concerning the style, design, display and use of the Licensed Materials; to correctly use the trademark symbol ™ or registration symbol ® with every use of the trademarks, service marks and/or tradenames as part of the Licensed Materials as instructed by Overture; to use the registration symbol ® upon receiving notice from Overture of registration of any trademarks, service marks and/or tradenames that are part of the Licensed Materials.

3.	Gator may not alter the Licensed Materials in any manner, or use the Licensed Materials in any manner that may dilute, diminish, or otherwise damage Overture’s rights and goodwill in any Overture marks that are part of the Licensed Materials.

4.	Gator may not use the Licensed Materials in any manner that implies sponsorship or endorsement by Overture of services and products other than those provided by Overture.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT A

DEFINITIONS

As used in the Agreement and the Terms and Conditions, the following capitalized terms have the meanings set forth below:

(a) Advertiser means any third party that has signed up to be included in the Overture Services for the specific keywords clicked upon by a User, has agreed to Overture’s advertiser terms and conditions and has agreed to pay every time a User clicks on the link to such third party’s site.

(b) Affiliate means, with respect to any entity, any entity controlling, controlled by or under common control with such entity. For purposes of this definition, “control” means ownership of in excess of 50% of the voting stock of the controlled entity. the right to elect a majority of the members of the board of directors of such entity or ownership of all or substantially all of the consolidated assets of such entity.

(c) Bidded Click means a valid click on an Overture Result by a User. Bidded Clicks are counted by Overture and only include clicks in which Overture receives payment from its Advertisers.

(d) Commerical Terms means the commercial keyword terms developed by Overture, as modified by mutual agreement of the parties from time to time.

(e) Confidential Information shall have the meaning set forth in Section 5.1 of the Terms and Conditions.

(f) CTR means the network-wide percentage of all Web pages displaying paid Overture search results that receive valid clicks for which Overture receives payment from its Advertisers.

(g) Effective Date shall have the meaning set forth in the preamble above.

(h) GAIN means the Gator Advertising and Information Network.

(i) Gator CTR means the percentage of all Web pages displayed by Gator displaying Overture Results that receive valid clicks for which Overture receives payment from its Advertisers.

(j) Gator PPC means the average price obtained by Overture from its Advertisers per Bidded Click from all Results Pages displayed by Gator during a specified period of time.

(k) Gator Services means permission-based advertising and related services and technology whereby Gator, a Gator Affiliate and/or any authorized distributor, offers Users the proposition that they may receive free software in exchange for allowing Gator to deliver various forms of popup and pop under advertising to Users’ computer screens based on their Internet usage. Gator Services also includes the Searchscout Site.

(l) Gross Revenue means amounts collected by Overture for Bidded Clicks (after deducting any taxes Overture is required to collect, if any). The “amounts collected by Overture” take into account adjustments for such matters as bad debt, credit card charges and refunds Overture pays to Advertisers.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(m) Licensed Materials means the Overture Results provided for display on the Searchscout Site and in Pop Under Windows, and the Overture Marks, if any, provided to be displayed on the Searchscout Site and in Pop Under Windows.

(n) Overture Marks means (i) any or all of the following, as provided by Overture: (A) The mark “Overture” in typed form and stylized formats; (B) a circular center, surrounded by three concentric circular rings (the “Overture Logo”, as may be modified from time to time); (C) any words or phrases in which Overture has intellectual property rights; and (ii) all of the following (X) the format or general image or appearance of the Overture Results or the Web pages provided by Overture or produced by any of its technology or services; (Y) any word, symbol or device, or any combination thereof, used or intended to be used by Overture to identify and distinguish Overture’s products or services from the products or services of others, and to indicate the source of such goods or services; and (Z) any updates to the foregoing.

(o) Overture Results means search results provided by Overture in response to a Searchscout Query or a Pop Under Query under this Agreement, which results include only results provided by Overture’s Advertisers.

(p) Overture Services means Overture’s technology and functionality for matching particular keyword requests with an index of certain web site URLs, for providing the results of that match via the Internet and then enabling users to link to a designated page for the Advertisers (which such page has been designated by the Advertisers themselves) that comprise the results of such match.

(q) Pop Under Query means (i) a keyword search request that is triggered as a result of a Search Query that is initiated from a Web site operated by a third party and (ii) any Secondary Search Query arising therefrom.

(r) Pop Under Window means a browser window displayed full screen beneath a browser window that is displayed to, or viewed by, a User.

(s) Related Search means a keyword search request that is triggered as a result of a User clicking on Related Search Terms.

(t) Related Search Terms means words and phrases displayed to a User on the basis of contextual relevance to a Search Query conducted by the User. Related Search Terms specifically does not include “Hotspots,” which are words or phrases that are not contextually relevant to a User’s Search Query.

(u) Restricted Search Result means anything that responds to a query for which the review, cataloging, collection, maintenance, display, indexing, ranking, or other activity is paid regardless of the method by which that payment is counted, whether cost per click, cost per action, cost per impression, pay for placement, paid inclusion, or otherwise, excluding Overture Results, traditional banner advertising units and non-dynamic buttons (provided that such banners, buttons and third-party advertisements do not respond to keyword searches or queries with content related to specific keyword searches or queries). In the determination of whether a response to a query is “paid” for, it does not matter whether Gator directly receives payment.

(v) Results means, collectively, the Overture Results and/or the Supplemental Results.

(w) Results Page means a page delivered to a User in response to a Searchscout Query or a Pop Under Query, as applicable, which contains Overture Results as provided for in this Agreement.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(x) Search Box means a graphical area on a Web page in which a user submits a query by typing in a search term or request and includes the area in which a user submits search queries or requests.

(y) Search Query means a search initiated by a User who types in a search query into a Search Box and conducts a search on such query .

(z) Searchscout Query means (i) a Search Query that is initiated from the Searchscout Site and (ii) any Secondary Search Query arising therefrom.

(aa) Secondary Search Query means (i) any Search Query initiated from Search Boxes appearing in a Results Page and (ii) any Related Search.

(bb) Searchscout Site means the Web page located at www.searchscout.com and all Web pages available under the searchscout.com domain or any successor domain.

(cc) Supplemental Results means search results provided by Overture in response to a Searchscout Query, a Pop Under Query, or a Secondary Search Query under this Agreement, which results are algorithmically generated by Overture or third party providers selected by Overture in its sole discretion.

(dd) Term means the period of time beginning on the Effective Date and continuing for thirty-six (36) months thereafter, unless this Agreement is earlier terminated in its entirety.

(ee) User means a person (as compared to bots, metaspiders, macro programs, Internet agents or any other automated means) that has installed, uses or otherwise receives the Gator Services.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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